UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2024

Berenson Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40843	87-1070217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, 18th Floor New York, NY	10065
(Address of principal executive offices)	(Zip Code)

(212) 935-7676

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BACA	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 19, 2024, Berenson Acquisition Corp. I (the “Company”) received a written notice (the “Notice”) from the staff of NYSE Regulation of the New York Stock Exchange (“NYSE Regulation”) indicating that the Company is not currently in compliance with Section 1003(b)(i)(B) of the NYSE American LLC Company Guide (the “Company Guide”), which requires the Company to maintain a minimum of 300 public stockholders on a continuous basis.

In accordance with Section 1009 of the Company Guide, the Company has been provided with a period of 30 days to respond with a plan advising of actions it has taken or will take to regain compliance with the minimum public shareholders requirement by September 30, 2024. The staff of NYSE Regulation will review the business plan. If NYSE Regulation accepts the plan, the Company will be notified in writing and will be subject to periodic reviews including quarterly monitoring for compliance with such plan. If NYSE Regulation does not accept the plan, the Company will be subject to delisting procedures.

The Company intends to submit a plan to regain compliance with the continued listing standards within the required timeframe. The Company expects that upon completion of an initial business combination it will have at least 300 public stockholders. The Notice has no immediate impact on the Company’s Class A common stock, and provided NYSE Regulation approves the plan, the Company’s Class A common stock is expected to continue to be listed and traded on the NYSE American LLC through September 30, 2024, subject to the Company’s compliance with other NYSE listing standards and periodic review by NYSE Regulation of the Company’s progress under the plan.

Item 7.01 Regulation FD Disclosure

On January 25, 2024, the Company issued a press release regarding the matters discussed in Item 3.01, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulation of the Securities and Exchange Commission (“SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s plan to submit a business plan advising of actions it has taken or will take to regain compliance with the minimum public shareholders requirement by September 30, 2024. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Factors that may cause such differences include, without limitation, the Company’s ability to timely prepare a business plan advising of actions it has taken or will take to regain compliance with the minimum public shareholders requirement by September 30, 2024, and other risks and uncertainties indicated from time to time in filings with the SEC, including the definitive proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in each case under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERENSON ACQUISITION CORP. I

By:	/s/ Amir Hegazy
Name: Amir Hegazy
Title: Chief Financial Officer

Date: January 25, 2024